UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 5, 2024

Date of Report (Date of earliest event reported)

FLAG SHIP ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42138	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Broadway, Suite 934

New York, New York 10004

(Address of Principal Executive Offices, and Zip Code)

(646)-362-0256

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, and one right	FSHPU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.001 par value	FSHP	The Nasdaq Stock Market LLC
Rights to receive one-tenth (1/10th) of one Ordinary Share	FSHPR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On July 16, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”) of Flag Ship Acquisition Corporation (the “Company”) approved the engagement of MaloneBailey LLP (“MaloneBailey”) as the Company’s new independent registered public accounting firm for the year ending December 31, 2024, effective on July 16, 2024. In connection with the selection of MaloneBailey, the Audit Committee dismissed Marcum Asia CPAs LLP (“Marcum Asia”) as the Company’s independent registered public accounting firm on July 16, 2024.

During the years ended December 31, 2023 and 2022, and the subsequent period through July 16, 2024, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Marcum Asia on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum Asia, would have caused Marcum Asia to make reference to the subject matter of the disagreement in their reports.

During the fiscal years ending December 31, 2023 and December 31, 2022 and the subsequent period through the date of dismissal, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except the following.

Marcum Asia advised the Company, and the Company’s management concurred, that the following material weaknesses in internal control over financial reporting existed as of July 16, 2024 (which have been disclosed in our Registration Statement on form S-1/A dated May 22, 2024):

1.	a failure to record costs in relation to initial preparation and auditing of its financial statements as expenses at the periods they incurred other than as deferred offering costs. As a result, the Company has restated its financial statements for the year ended December 31, 2022.

The report of Marcum Asia on the Company’s balance sheets as of December 31, 2023 and 2022, and the related statements of operations, changes in shareholder’s deficit and cash flows for the year ended December 31, 2023 and December 31, 2022, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that such report contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern because of the Company’s liquidity condition, and an explanatory paragraph about restatement of previously issued financial statements

The Company provided Marcum Asia with a copy of this Form 8-K and requested that Marcum Asia provides the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Marcum Asia’s letter is furnished as Exhibit 16.1 to this Form 8-K.

During the years ended December 31, 2023 and 2022, and the subsequent period through July 16, 2024, neither the Company nor anyone on its behalf has consulted MaloneBailey with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or the effectiveness of internal control over financial reporting, where either a written report or oral advice was provided to the Company that MaloneBailey concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Marcum Asia CPAs LLP to the Securities & Exchange Commission dated September 5, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Flag Ship Acquisition Corporation

Dated: September 5, 2024	By:	/s/ Matthew Chen
	Name:	Matthew Chen
	Title:	Chief Executive Officer

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